UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

GCP Applied Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37533	47-3936076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

62 Whittemore Avenue

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 876-1400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders (the “Annual Meeting”) of GCP Applied Technologies Inc. (“GCP” or the “Company”) was held on May 6, 2021. There were 73,200,582 shares of common stock entitled to be voted as of the record date for the Annual Meeting, of which 67,563,702 shares or 92.3% were represented in person or by proxy at the Annual Meeting.

(b) The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i)	Proposal One. Election of Directors. Based on the final results of voting, the following directors were elected and the voting for each director was as follows:

	For	Withheld	Broker Non-Votes	Abstentions
Simon M. Bates	62,887,981	770,685	3,871,871	33,165
Peter A. Feld	62,763,461	895,045	3,871,871	33,325
Janet P. Giesselman	54,115,298	9,544,569	3,871,871	31,964
Clay H. Kiefaber	62,829,346	828,660	3,871,871	33,825
Armand F. Lauzon	62,840,796	817,597	3,871,871	33,438
Marran H. Ogilvie	62,300,478	1,356,312	3,871,871	35,041
Andrew M. Ross	62,857,534	800,472	3,871,871	33,825
Linda J. Welty	62,310,569	1,349,272	3,871,871	31,990
Robert H. Yanker	61,651,089	2,006,350	3,871,871	34,392

(ii)

Proposal Two. Based on the final results of voting, PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 by the following vote:

For	Against	Abstain	Broker Non-Votes
67,331,483	216,517	15,702	0

(iii)	Proposal Three. Based on the final results of voting, the compensation of GCP’s named executive officers was approved, on an advisory, non-binding basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
62,572,346	1,084,947	34,538	3,871,871

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

By:	/s/ Michael W. Valente
Name:	Michael W. Valente
Title:	Vice President, General Counsel and Secretary

Date: May 7, 2021